UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2012

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road
Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a) On February 26, 2012, Motorola Solutions, Inc. (the “Company”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Carl C. Icahn and certain of his affiliates (collectively “Icahn”). Pursuant to the Stock Purchase Agreement, among other things, the Company purchased 23,739,362 shares of common stock of the Company (the “Shares”) from Icahn at a price of $49.15 per share, for aggregate cash consideration of $1,166,789,642.

The foregoing description is only a summary, is not complete, should be read together with, and is qualified in its entirety by reference to, the entire Stock Purchase Agreement, which has been filed as Exhibit 10.1 to this Form 8-K, and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) As part of the Stock Purchase Agreement, on February 26, 2012, it was also agreed that Vincent J. Intrieri, who holds certain positions with several Icahn related entities, will resign from the Company’s board of directors effective as of the settlement of the Company’s purchase of the Shares. Following Mr. Intrieri’s resignation, the size of the Company’s board of directors will be reduced from nine to eight members.

Item 8.01. Other Events.

On February 27, 2012, the Company issued a press release describing the Stock Purchase Agreement and announcing Mr. Intrieri’s resignation.

The Company’s purchase of shares under the Stock Purchase Agreement was made pursuant to existing authorization under its $3.0 billion stock repurchase program. The number of shares of Company Common Stock, $.01 par value per share, outstanding as of February 24, 2012 immediately preceding the purchase of shares under the Stock Purchase Agreement was 315,380,104.

A copy of the press release is included as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of February 26, 2012, by and between Motorola Solutions, Inc. and Carl C. Icahn and certain of his affiliates.

99.1	Press release dated February 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: February 27, 2012.	By:	/s/ Edward Fitzpatrick

		Name:	Edward Fitzpatrick
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of February 26, 2012, by and between Motorola Solutions, Inc. and Carl C. Icahn and certain of his affiliates.

99.1	Press release dated February 27, 2012.